UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2014

Digerati Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-15687	74-2849995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12603 Southwest Freeway, Suite 170
Stafford, Texas  77477

3463 Magic Drive, Suite 259
San Antonio, Texas  78229
 (Addresses of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:
(210) 614-7240

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1— Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

On May 30, 2013, Digerati Technologies, Inc. (the “Company” and/or the “Debtor”) filed a voluntary petition (the “Voluntary Petition”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”).  Since its filing, the existing board of directors and officers of the Company have continued to operate its business in the ordinary course as a “debtor-in-possession,” subject to the supervision of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

The Company has been mired with litigation prior to and during the bankruptcy process which resulted from a transaction in November 2012 (the “Transaction”) whereby the Company acquired two oilfield services companies operating in the Bakken region of North Dakota and Montana.  On January 15, 2014, the Bankruptcy Court entered an Order Approving Compromise and Settlement on the Debtor’s and Parties’ Emergency Motion to Approve Compromise of Controversy Under Bankruptcy Rule 9019 (the “Settlement Order”) (Doc. No. 673).  The Settlement Order resolves current and prospective claims related to the Transaction.  The Parties to the Settlement Agreement are defined in the Bankruptcy Settlement Agreement attached to the Settlement Order and this Form 8-K.

On January 21, 2014, the Debtor filed its Second Amended Plan (Doc. No. 684) and First Amended Disclosure Statement (Doc. No. 685). On that same date, the Court entered an Order conditionally approving the First Amended Disclosure Statement and setting a combined hearing on the Debtor’s First Amended Disclosure Statement and confirmation of the Debtor’s Second Amended Plan for January 31, 2014 at 9:30 AM (Doc. No. 687). The Court’s Order is attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Bankruptcy Court Order Approving Compromise and Settlement dated January 15, 2014
10.2	Bankruptcy Court Order Conditionally Approving First Amended Disclosure Statement, Authorizing Debtor to Solicit Votes and Setting Confirmation Hearing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digerati Technologies, Inc.

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	Chief Executive Officer

Dated: January 23, 2014

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Bankruptcy Court Order Approving Compromise and Settlement dated January 15, 2014
10.2	Bankruptcy Court Order Conditionally Approving First Amended Disclosure Statement, Authorizing Debtor to Solicit Votes and Setting Confirmation Hearing